UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 11, 2005
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE NILE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-50763 (COMMISSION FILE NUMBER)	91-1963165 (I.R.S. EMPLOYER IDENTIFICATION NO.)

705 FIFTH AVENUE SOUTH, SUITE 900, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL AGREEMENT

On March 11, 2005, the Compensation Committee of the Board of Directors of Blue Nile, Inc. awarded cash bonuses in the amount of $76,000 to each of Mark Vadon, Chief Executive Officer, Robert Paquin, Chief Operating Officer and Diane Irvine, Chief Financial Officer. The bonus amounts awarded to Mr. Vadon, Mr. Paquin and Ms. Irvine were based on the achievement of financial performance targets established by the Compensation Committee with respect to net sales and Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), as well as certain other business objectives as determined by the Compensation Committee.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.
By:	/s/ Diane M. Irvine
Diane M. Irvine
Chief Financial Officer (Principal Accounting and Financial Officer)

Dated: March 17, 2005